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                                                                  Exhibit 32.2

                          CERTIFICATION PURSUANT TO

                           18 U.S.C. SECTION 1350,

                           AS ADOPTED PURSUANT TO

                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, D. Beatty D'Alessandro, Senior Vice President and Principal Financial Officer of Graybar Electric Company, Inc. ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

        (1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ D. Beatty D'Alessandro
--------------------------
D. Beatty D'Alessandro
Senior Vice President and Principal Financial Officer


March 23, 2006